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                                                                    EXHIBIT 99.2



                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                    OUTSTANDING 10.625% SENIOR NOTES DUE 2008
                                       OF
                      HORNBECK-LEEVAC MARINE SERVICES, INC.

  PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED _________________, 2001

         As set forth in the Prospectus, dated ____________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of HORNBECK-LEEVAC Marine Services, Inc. (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 10.625% Senior Notes due 2008 of HORNBECK-LEEVAC Marine Services, Inc., this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 10.625% Senior Notes due 2008 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ____________, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY THE COMPANY.

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

          By Mail:                By Overnight Courier and                  By Facsimile:
 Wells Fargo Bank Minnesota,          By Hand Delivery                     (860) 704-6219
    National Association
       213 Court St.             Wells Fargo Bank Minnesota,
        Suite 902                   National Association                Confirm By Telephone:
    Middletown, CT 06457                213 Court St.                      (860) 704-8216
  Attention: Robert Reynolds             Suite 902
             Vice President          Middletown, CT 06457
 (registered or certified mail    Attention: Robert Reynolds
         recommended)                        Vice President
                                  (registered or certified mail
                                          recommended)

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DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on _________________, 2002, unless extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
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 CERTIFICATE NUMBER(S) (IF KNOWN) OF
OUTSTANDING NOTES OR ACCOUNT NUMBER AT       AGGREGATE PRINCIPAL AMOUNT          PRINCIPAL AMOUNT
      THE BOOK-ENTRY FACILITY             REPRESENTED BY OUTSTANDING NOTES           TENDERED
--------------------------------------    --------------------------------    -----------------------


                                          --------------------------------    -----------------------


                                          --------------------------------    -----------------------


                                          --------------------------------    -----------------------


                                          --------------------------------    -----------------------

                                          TOTAL:                              TOTAL:
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                                      PLEASE SIGN AND COMPLETE

Signatures(s):                                    Name(s):
               --------------------------------            ------------------------------------------

Address:                                          Capacity (full title), if signing in a
         --------------------------------------     representative capacity:
                                     (Zip Code)                              ------------------------

Area Code and Telephone Number:
                                ---------------------------------------------------------------------

                                                  Taxpayer Identification or Social Security
Dated:                                              Number:
       ----------------------------------------             -----------------------------------------

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

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

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Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

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Area Code and Telephone No.:
                             ---------------------------------------------------

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Dated:
      -------------------------------------------------------------------------

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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
     OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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